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                                                                 EXHIBIT 10.6
STATE OF ALABAMA)

COUNTY OF BALDWIN)


                 FIRST REAL ESTATE MORTGAGE AND FIXTURE FILING

         This MORTGAGE is made and entered into on the date set forth below, by and between Southwind Development Company, L.L.C, an Alabama limited liability company (hereinafter referred to as "Mortgagor") and First American Bank of Pensacola, N.A., Post Office Box 17129, Pensacola, Florida 32522-7129 (hereinafter referred to as "Mortgagee").

                              W I T N E S S E T H:

         WHEREAS, Mortgagor is justly indebted to Mortgagee and hereby executes this Mortgage to secure the payment of ONE MILLION EIGHT HUNDRED TWENTY FIVE THOUSAND AND NO/100ths DOLLARS ($1,800,000.00) as evidenced by a promissory note of even date herewith payable in accordance with the terms of said note, and any renewals, extensions, or modifications thereof.

         In consideration of Mortgagee's extension of the above-referenced credit and as an inducement to Mortgagee to extend such credit and, in consideration of Mortgagee agreeing to extend said credit on the terms and conditions as set out in the aforementioned note, the Mortgagor has agreed that this mortgage should be given to secure the timely payment of the aforementioned note and Mortgagor's performance of its obligations as set forth herein, in the promissory note and the Loan Documents, all made a part hereof by reference as if fully set forth herein.

         NOW, THEREFORE, Mortgagor and all others executing this Mortgage, in consideration of the premises, and to secure the payment of said indebtedness hereinabove specifically referred to, and to secure any and all other indebtedness of Mortgagor to Mortgagee, whether now existing or hereafter arising, due or to become due, absolute or contingent, liquidated or unliquidated, direct or indirect; and any and all extensions or renewals of same, whether evidenced by note, open account, endorsement, guaranty, pledge, or otherwise, and to further secure the compliance of all the covenants and stipulations herein contained, does hereby grant, bargain, sell, convey, transfer, and mortgage unto Mortgagee, its successors and assigns, the following described real estate, together with buildings, fixtures, and improvements thereon (hereinafter sometimes referred to as the "real estate" or the "mortgaged real estate") lying and being situated in the County of Baldwin, State of Alabama, to-wit:

                  PARCEL A: Lot 1 of a Resubdivision of Lot A of JLB Subdivision as shown on map or plat of record in Slide #1797A, in the Office of the Probate Judge of Baldwin County, Alabama.

                  PARCEL B: Lot B, JLB Subdivision, a resubdivision of Lots 1-6, Block 9, of a resurvey of Blocks 8-12 and 28-30, Unit 1 of Gulf Shores, as shown in Map Book 12, page 138, Baldwin County Probate Office, Baldwin County, Alabama.

together with all awards received from eminent domain, and payments upon any insurance policies covering the real estate, and all rights, privileges, tenements, and appurtenances thereunto belonging or in anywise appertaining to said real estate, including easements and right-of-ways appurtenant thereto, and all fixtures, including but not limited to all gas, steam, electric and other heating, cooling and lighting



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fixtures, elevators, refrigerators, plumbing, wiring, stoves, doors, and other fixtures appertaining to the real estate and improvements located thereon, whether now or hereafter existing, all of which shall be deemed realty and conveyed by this mortgage.

         TO HAVE AND TO HOLD the real estate, and every part thereof, unto Mortgagee, its successors and assigns forever. And Mortgagor covenants with Mortgagee that it is lawfully seized of the real estate in fee simple and has a good title to sell and convey the same as aforesaid; that the real estate is free of all encumbrances except as maybe herein set out, and Mortgagor will warrant and forever defend the title to the real estate unto Mortgagee, its successors and assigns, against the lawful claims of all persons whomsoever.

         THIS MORTGAGE IS MADE however, subject to the following covenants, conditions, agreements, and provisions:

         1. That Mortgagor shall pay the indebtedness secured hereby with interest thereon when and as it or they shall become due, together with any other indebtedness which Mortgagor may owe to Mortgagee, as further defined in paragraph 20 below, being further agreed that any statement, any note or obligation secured by this mortgage shall be conclusive evidence of such fact.

         2. (a) That Mortgagor shall provide, maintain and deliver to Mortgagee policies of fire, casualty, and hazard insurance with extended coverage, and such other insurance as Mortgagee may from time to time require, and shall assign, with endorsements, and deliver to Mortgagee, with Mortgagee's clauses, all insurance policies of any kind or in any amount now or hereafter issued with respect to the real estate. Insurance companies, terms of coverage, types and amount of coverage and all other documentation relating to such policies shall be satisfactory to Mortgagee. Such insurance policies shall provide that Mortgagee shall receive twenty (20) days notice before the expiration or termination of any policy. Prior to the expiration or termination of any policy, Mortgagor shall provide evidence of renewal or issuance of a new policy with evidence of premium payment. All policies, certificates of insurance, or evidence of renewal shall be delivered to Mortgagee within 15 days of issuance. If any insurance, or any part thereof, shall expire, or be withdrawn, or become void or unsafe by Mortgagor's breach of any condition thereof, or become void or unsafe by reason of the failure or impairment of the capital of any company with whom the insurance may then be carried, or for any reason whatever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall procure and deliver to Mortgagee new insurance on the real estate satisfactory to Mortgagee. Mortgagor shall give immediate notice in writing to Mortgagee of any loss, injury, or damage affecting the mortgaged real estate caused by any casualty or occurrence. Full power is hereby conferred upon the Mortgagee to settle and compromise claims under all policies and to demand and receive all monies becoming payable thereunder and to assign absolutely all policies to any holder of the note or to the grantee of the real estate in the event of foreclosure of this mortgage and security agreement or other transfer of title to the real estate and extinguishment of the indebtedness secured hereby. In the event of a loss covered by any of the policies of insurance herein referred to, each individual insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Mortgagee instead of to the Mortgagor and the Mortgagee jointly, and the insurance proceeds, after deducting all costs of collection, including a reasonable attorney fee, may be applied by the Mortgagee at its option, either as a payment on the account of indebtedness secured hereby, whether or not then due or payable, or toward the restoration, reconstruction, repair, or alteration of the real estate, either to the portion thereof by which said loss was sustained or any other portion thereof.



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         (b)   That Mortgagor shall pay and discharge as the same become due, all taxes and assessments that may accrue or be assessed upon the real estate or any part thereof, or that become a lien against the property, regardless of whether such tax or assessment would have priority in payment to the indebtedness secured hereby, or upon Mortgagee's interest therein, or upon this mortgage or the indebtedness secured hereby. The Mortgagor shall pay such taxes and assessments without regard to any law heretofore or hereinafter enacted imposing payment of the whole or any parts thereof upon Mortgagee. However, at Mortgagee's sole discretion upon the passage of any law imposing payment upon the Mortgagee or upon the decision by an appellate court of competent jurisdiction that the undertaking by Mortgagor or Mortgagee to pay such taxes is legally inoperative, then the indebtedness secured hereby without deduction shall, at the option of Mortgagee, become immediately due and payable, notwithstanding anything contained in this mortgage or any law heretofore enacted; and Mortgagor shall not suffer or permit any such taxes on the said real estate to become or remain delinquent or permit any part of the real estate or any interest therein to be sold for any taxes or assessments; and further shall furnish annually to Mortgagee, prior to the date when they become delinquent, certificates or receipts from the proper offices showing full payment of all such taxes and assessments.

         3. That in the event of the enactment of any law by the State of Alabama, after the date of this mortgage, deducting from the value of the real estate for the purpose of taxation any lien thereon, or imposing any liability upon Mortgagee, in respect of the indebtedness secured hereby, or changing in any way the laws now in force for the taxation of mortgages, or debts secured by mortgages, or the manner of collecting of any such taxes, so as to affect this mortgage, Mortgagor shall pay any such obligation imposed on Mortgagee thereby, within 15 days of notice or demand given by the Mortgagee.

         4. That no constructed building or other improvement on the real estate shall be structurally removed or demolished, without the Mortgagee's prior written consent, nor shall any fixture or chattel covered by this mortgage and adapted to the proper use and enjoyment of the real estate be removed at any time without like consent unless actually replaced by an article which is equally suitable and owned by the Mortgagor.

         5. Mortgagor shall not allow any statement of lien to be filed under the statutes of Alabama relating to the liens of mechanics and materialmen without regard to form and contents of such statement, and without regard to the existence or non-existence of the debt, or any part thereof, or of the lien on which such statement is based.

         6. That Mortgagor shall comply with all statutes, ordinances, regulations, and laws promulgated by any governmental entity asserting jurisdiction over the real estate and any and all legal requirements shall be fully complied with by the Mortgagor.

         7. That the real estate and improvements thereon shall not be abandoned and shall be kept in good condition and no waste permitted or committed thereon. Notwithstanding the foregoing, the Mortgagor shall be permitted to remove all existing improvements on the real estate, so long as it is done so in compliance with all applicable ordinances and codes.

         8. Should it be discovered after the execution and delivery of this instrument that there is a defect in the title to or a lien or encumbrance of any nature on the real estate superior to the lien hereof; or in case of any error or defect in the above-described note, this instrument or any other loan documentation executed in connection therewith, or in the execution of the acknowledgement thereof; or

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if a homestead claim be set up to the real estate or any other part thereof adverse to this mortgage, the Mortgagor shall within thirty (30) days after demand by the Mortgagee, or other holder of said indebtedness, correct such defects in the title, remove any such lien or encumbrance or homestead claim, or correct any error in said note or this instrument or its execution. Mortgagor hereby authorizes the Mortgagee, at the option of Mortgagee and the expense of Mortgagor, to file any Uniform Commercial Code documents that Mortgagee may require, including any original filing pertaining to the premises any and all continuation, amendments, assignments, releases, and terminations thereof without further signature or authorization of Mortgagor. Mortgagor agrees to subsequently execute or re-execute any documentation deemed necessary by Mortgagee to perfect, continue perfection, or re-perfect any security interest.

         9. That except for the second mortgage of even date herewith to Michael and Katherine DeJusto in the principal amount of $541,500.00, no right, title, or interest in or to the mortgaged real estate, or any part thereof, shall be sold, transferred, assigned, conveyed, mortgaged, or encumbered by a lien at any time prior to the payment in full of the indebtedness secured hereby without first obtaining the prior written consent and approval of Mortgagee which consent and approval shall be within Mortgagee's sole discretion.

         10. That Mortgagor, at Mortgagee's request, shall furnish to Mortgagee such financial records as the holder of this mortgage may require, including, but not limited to, an annual statement of the operation of the real estate, if applicable, which shall include annual statements itemizing the income and expenses, an itemized rent roll, together with complete financial statement of Mortgagor's assets and liabilities and its profit and loss statement. Said information shall be given to Mortgagee at no expense to Mortgagee.

         11. That if the indebtedness evidenced by the note specifically referred to hereinabove is being advanced by Mortgagee to Mortgagor under the terms and provisions and in accordance with a loan and security agreement and/or construction loan advance agreement ("Agreement"), the terms and provisions of said Agreement are hereby incorporated by reference as a part of this mortgage as if fully set forth herein and any default in the performance of the provisions thereof, or any contract or agreement between Mortgagor and Mortgagee, shall constitute a default hereunder entitling Mortgagee to exercise the remedies provided herein, including the right to foreclose this mortgage in accordance with the provisions hereof.

         12. That in the event Mortgagor, prior to satisfaction of the indebtedness secured hereby, files a bankruptcy petition under Title II of the United States Code, and is permitted to cure any default in the indebtedness secured hereby, the amount necessary to cure shall include all principal due and outstanding, all late fees, accrued interest and other charges (including any attorneys fees) properly chargeable under the terms hereof, or the other Loan Documents, together with interest at the contract rate on all such amounts.

         13. All expenses incurred by Mortgagee, including attorney's fees, in compromising, adjusting, or defending against liens, encumbrances, or other claims sought to be fixed upon the real estate hereby conveyed, whether such claims be valid or not, shall become a part of the indebtedness secured hereby. That if Mortgagee shall be made a party to any suit involving title to the real estate and employs an attorney to represent it therein, or if Mortgagee employs an attorney to assist in settling or removing any cloud on the title to the real estate hereby conveyed that purports to be superior to this mortgage in any respect, Mortgagor will pay to Mortgagee such attorney's fee when the same becomes due. Mortgagor further agrees to pay a reasonable attorney's fee as may be permitted by law to Mortgagee should the Mortgagee employ an attorney to collect any indebtedness secured by this mortgage, to enforce the


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mortgage lien against the real estate, or to protect Mortgagee's interest in the real estate.

         14. Notwithstanding that the assignment of awards hereinabove referred to shall be deemed to be self executing, Mortgagor, after the allowance of a condemnation award, and the ascertainment of the amount due thereon, and the issuing of a warrant by the condemnor for the payment thereof, shall execute, at Mortgagee's request, and forthwith deliver to Mortgagee, a valid assignment in recordable form, assigning all of such condemnation claims, awards, or damages to Mortgagee, but not in excess of an amount sufficient to pay, satisfy, and discharge the principal sum of this mortgage and any advances made by Mortgagee as herein provided then remaining unpaid, with interest thereon at the rate specified herein, or in the note which this mortgage secures, to the date of payment, whether such remaining principal sum is then due or not by the terms of said note or of this mortgage.

         15. In the event of default, Mortgagee may enter and take possession of the real estate and may exclude Mortgagor, its agents and servants, wholly therefrom, having and holding the same, may use, operate, manage, and control the real estate or any part thereof, and upon every such entry the Mortgagee from time to time may make all necessary or proper repairs, renewals, replacements and useful or required alterations, additions, betterments, and improvements to and upon the real estate which may seem judicious to Mortgagee and pay all proper costs and expenses of so taking, holding, and managing the same, including reasonable compensation to its agents, servants, attorneys and counsel; and in such case Mortgagee shall have the right to manage the real estate and to carry on the business, if applicable, and exercise all rights and powers of Mortgagor, either in the name of Mortgagee or otherwise, as Mortgagee shall deem advisable; and Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits, and other income thereof and therefrom. After deducting the expenses of operating the real estate and of conducting the business thereof, and all repairs, maintenance, renewals, replacements, alterations, additions, betterments improvements, and all payments that it may be required or may elect to make for taxes, assessments, or other proper charges on the real estate, or any part thereof, as well as just and reasonable compensation for all agents, clerks, and other employees and for all attorneys and counsel engaged and employed, the moneys arising as aforesaid shall be applied to the indebtedness secured hereby. As additional security hereunder, Mortgagor hereby assigns to Mortgagee the rents and income of the real estate. In the event the real estate is leased or rented by Mortgagor, in whole or in part, upon an event of default, the Mortgagee may itself, by agent, or by judicially appointed receiver enter upon, take possession of, and manage the real estate and with or without taking possession, collect the rents and/or income of the real estate, including those past due. All rents collected by mortgagee or the receiver shall be applied first to payment of the costs of management of the Property and collection of rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorney fees, and then to the sums secured by this mortgage. Mortgagee and the receiver shall be liable to account only for those rents actually received.

         16. That if Mortgagor fails to comply with any requirements herein, defaults upon or breaches any obligation hereof, or fails to pay any sum or satisfy any obligation imposed herein, the Mortgagee may, at its discretion, comply with said requirement; cure, pay or satisfy any such obligation, and any money which Mortgagee shall have so paid shall constitute a debt to Mortgagee additional to the indebtedness secured hereby; which shall be secured by this mortgage; and shall bear interest at the rate set out in the note hereinabove referred to from the date paid or incurred; shall be immediately due and payable, and constitute grounds for declaring the maturity of the indebtedness secured hereby.


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         17.   That no delay or failure of Mortgagee to exercise any option herein given or reserved or to perform any act which it is empowered to do shall constitute a waiver of such option or estop Mortgagee from afterwards exercising same or any other option at any time, and the payment, or contracting to pay, by Mortgagee of anything Mortgagor has herein agreed to pay shall not constitute a waiver of default of Mortgagor in failing to make said payments and shall not estop Mortgagee from foreclosing this mortgage on account of such failure of Mortgagor. It is further agreed that no term or condition contained in this mortgage can be waived, altered, or amended, except as evidenced in writing signed by the Mortgagor and the Holder hereof. The waiver of any default or breach of covenant or any other requirement contained herein shall not constitute a waiver of any other or subsequent default or breach.

         18. That any promise made by Mortgagor herein to pay money may be enforced by a suit at law, and the security of this mortgage shall not be waived thereby. As to the debts secured hereby, the Mortgagor waives all right of exemption under the laws and Constitution of the State of Alabama and agrees to pay, as permitted by law, a reasonable attorney's fee for collection thereof, which shall be limited by the terms of the instruments of indebtedness secured hereby.

         19. That it is further agreed that if Mortgagor shall fail to pay, or cause to be paid, any indebtedness secured hereby, whether in whole or any portion of the principal sum or any installment due thereon, as they or any of them mature, either by lapse of time or otherwise, in accordance with the agreements and covenants herein contained, or should default be made in the payment of any mechanics lien, materialmen's lien, insurance premiums, taxes or assessments now, or which may hereafter be, levied against, or may become a lien on the real estate, or should default be made in any of the covenants, obligations, conditions and agreements of Mortgagor herein contained or contained in any instrument secured by this Mortgage, or any other Loan Document, then and in that event the whole of said principal sum, with interest thereon, and all other indebtedness hereby secured, shall, at the option of the then holder of said indebtedness, and without notice or demand, be and become immediately due and payable and the holder of the indebtedness hereby secured shall have the right to enter upon and take possession of the real estate and after, or without, taking such possession of same, sell the mortgaged real estate at public outcry, in front of the courthouse door of the county wherein the real estate is located, to the highest bidder for cash, either in person or by auctioneer, after first giving notice of the time, place, and terms of such sale by publication once a week for three (3) consecutive weeks in a newspaper published in said county and, upon the payment of the purchase money, the Mortgagee or any person conducting said sale for it is authorized and empowered to execute to the purchaser at said sale a deed to the real estate. The Mortgagee, or the then holder of the indebtedness hereby secured, may bid at such sale and become the purchaser of the real estate if the highest bidder therefor, which bid shall constitute a credit against the indebtedness and costs secured hereby. The proceeds of any such sale shall be applied first to the expenses incurred in making the sale and in all prior efforts to effect collection of the indebtedness secured hereby or to enforce or protect the interest of the Mortgagee, including a reasonable attorney's fee, as permitted by law for such services as may be, or have been, necessary in any one or more of the foreclosure of this mortgage, the collection of said indebtedness, and the pursuit of any efforts theretofore directed to that end, including, but not limited to, the defense of any proceedings instituted by the Mortgagor or anyone liable for said indebtedness or interested in the mortgaged real estate to prevent or delay, by any means, including bankruptcy, the exercise of said power of sale and the foreclosure of this mortgage; then to the payment of whatever advances or sums Mortgagee may have paid out or become liable to pay, in carrying out the provisions of this mortgage, together with interest thereon; then to the payment and satisfaction of accrued interest on the principal indebtedness to the day of sale; then to the payment of the principal indebtedness secured hereby and any other indebtedness secured by this


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mortgage; and the balance, if any, shall be paid over to that entity or entities which may be lawfully entitled to receive the same, including the Mortgagor, or the Mortgagor's successors or assigns. In the event more than one entity maybe entitled to receive such excess proceeds, the Mortgagee, at its discretion, may interplead such excess proceeds. In any event, the purchaser under any foreclosure sale, as provided herein, shall be under no obligation to see to the proper application of the purchase money.

         20. That it is the intent of the Mortgagor and Mortgagee to secure any and all indebtedness of said Mortgagor to Mortgagee, now existing or hereafter arising, due or to become due, absolute or contingent, liquidated or unliquidated, direct or indirect, and this mortgage is intended and does secure, not only the indebtedness herein specifically referred to, but also any other debts, obligations, and liabilities of said Mortgagor to said Mortgagee, whether now existing or hereafter arising, and any and all extensions or renewals of same, or any part thereof, at any time before actual satisfaction and cancellation of this mortgage in the Probate office where recorded, and whether the same be evidenced by a promissory note, open account, endorsement, guaranty agreement, pledge agreement, or otherwise; that it is expressly agreed that any indebtedness at any time secured hereby, may be extended, rearranged, or renewed, and that any part of the security herein described may be waived or released without in any way altering, varying, or diminishing the force, effect, or lien of this mortgage; and this mortgage shall continue as a first lien on all of the real estate and other property and rights covered hereby and not be expressly released until all sums with interest and charges hereby secured are fully paid; and no other security now existing or hereafter taken to secure the payment of said indebtedness or any part thereof shall in any manner be impaired or affected by the execution of this mortgage; and no security subsequently taken by Mortgagee or other holder of said indebtedness shall in any manner impair or affect the security given by this mortgage; and all security for the payment of said indebtedness or any part thereof shall be taken, considered and held as cumulative. If the Mortgagor consists of one or more persons or entities, the indebtedness of Mortgagor to Mortgagee secured hereunder shall include the indebtedness of each Mortgagor to Mortgagee whether or not incurred with the knowledge of the other Mortgagors and whether now existing or hereinafter incurred and whether absolute or contingent.

         21. Provided always that if Mortgagor pays the indebtedness secured by this mortgage (as defined in paragraph 20 above), and reimburses Mortgagee, its successors and assigns, for any amount it may have expended pursuant to the authorization of this mortgage, and shall do and perform all other acts and things herein agreed to be done, this conveyance shall be null and void; otherwise it shall remain in full force and effect.

         22. That Mortgagor agrees for itself and any and all persons or concerns claiming by, through, or under Mortgagor, that if it or any one or more of them shall hold possession of the above described real estate or any part thereof subsequent to foreclosure hereunder, it or the parties so holding possession, shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such purchaser or purchasers for reasonable rental of the real estate, and shall be subject to eviction or removal, forcible or otherwise, and all damages which may be sustained by any such tenant as a result hereof being hereby expressly waived.

         23. In the event that this mortgage secures a line of credit, construction loan, or other form of indebtedness under the terms of which the full principal amount of the indebtedness is not advanced at closing, the Mortgagor agrees that the Mortgagee, at its option, may require the Mortgagor to pay all recording fees and taxes on the full amount of the principal indebtedness stated herein, whether or not the full amount of the principal indebtedness is ever advanced or not.


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         24.   All notices which are required or permitted under the terms of this mortgage may be given to the Mortgagor by first class mail, postage prepaid to the address set forth below, unless Mortgagor notifies Mortgagee, in writing, of another address for the purpose of notice.

         25. That singular or plural words used herein to designate the Mortgagor shall be construed to refer to the maker or makers of this mortgage, or any one of them, and all covenants and agreements herein contained shall bind the successors and assigns of the Mortgagor, and every option, right, and privilege herein reserved or secured to Mortgagee shall inure to the benefit of its successors and assigns.

         26. That the unenforceability or invalidity of any provision or provisions of this mortgage shall not render any other provision or provisions herein contained unenforceable or invalid. All rights or remedies of Mortgagee hereunder are cumulative and not alternative, and are in addition to those provided by law.

         27. This Mortgage and the indebtedness secured hereby, or a part thereof, may be assigned by the Mortgagee.

         28. By its execution hereof, Mortgagor acknowledges that it has received a complete copy of this mortgage.

         29. Governing Law. This Mortgage secures a Note and Other indebtedness, which by the terms thereof are governed by the laws of the State of Florida, and are to be performed within the State of Florida. Without giving effect to choice of law rules, the Parties hereto agree that the Note and Other Indebtedness shall be governed by Florida law. The interest, right and remedies granted by this Mortgage and the manner in which they are to be enforced shall be governed by the laws of the State of Alabama.


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         30.   WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO EXPRESSLY
WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, COUNTERCLAIM, ACTION OR CAUSE OF ACTION (1) ARISING UNDER OR RELATED TO THIS LOAN, ANY OTHER LOAN DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR ARISING UNDER OR RELATED TO ANY OTHER INDEBTEDNESS, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE RELATIONSHIP BETWEEN OR COURSE OF DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN, THIS MORTGAGE, ANY OTHER LOAN DOCUMENT, AGREEMENT OR INSTRUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, OR RELATING TO ANY OTHER INDEBTEDNESS; IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS PROVISION SHALL SURVIVE THE PAYMENT IN FULL OF THE LOANS OR ANY OTHER INDEBTEDNESS.

            IN WITNESS WHEREOF, the undersigned set their hands and seals to this instrument on the 16th day of April, 1998.

                                       Southwind Development Company, LLC

                                       /s/ Julian B. MacQueen
                                       ----------------------------
                                       By: Julian B. MacQueen
                                       Its: Authorized Member


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STATE OF ALABAMA

COUNTY OF BALDWIN

         I, the undersigned authority, in and for said County in said State, hereby certify that Julian B. MacQueen, whose name as authorized member of Southwind Development Company, LLC, an Alabama limited company, is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such member and with full authority, executed the same voluntarily for and as the act of said company.

         Given under my hand this the 16th day of April, 1998.

                                                       /s/ James R. Owen, Jr.
                                                       -----------------------
(S E A L)                                              NOTARY PUBLIC
                                                       MY COMMISSION EXPIRES:
                                                       2/20/2000


THIS INSTRUMENT PREPARED BY:

Richard A. Wright, Esquire
Miller, Hamilton, Snider & Odom, L.L.C.
Post Office Box 46
Mobile, Alabama 36601
(205) 432-1414


MORTGAGOR'S ADDRESS

Southwind Development Company, L.L.C.
Baybridge Professional Park
Building 113
Gulf Breeze, Florida 32561


MORTGAGEE'S ADDRESS

First American Bank of Pensacola, N.A.
Post Office Box 17129
Pensacola, Florida 32522-7129

U-\CLIENTS\GENERAL\FIRSTAMER MTG


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